Exhibit 10.9(b)

SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE EXECUTED AN EMPLOYMENT AGREEMENT IN THE FORM FILED AS EXHIBIT 10.9(a) TO THE ANNUAL REPORT ON FORM 10‑K OF THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 2019 (this “Schedule”)
This Schedule of Executive Officers Who Have Executed an Employment Agreement relates to the form of Employment Agreement filed by Independent Bank Group, Inc. as Exhibit 10.9(a) to its Annual Report on Form 10‑K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on March 2, 2020 (the “Form Agreement”). This Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purpose of setting forth the details in which the specific agreements executed in the form of the Form Agreement differ from the Form Agreement, and, in particular to set forth the persons who, with Independent Bank Group, Inc., were parties to the Employment Agreements in such form as of March 2, 2020.

Executive Officer Who is a Party to such Employment Agreement	Date of Employment Agreement	Annual Base Salary	Target Annual Bonus Opportunity/ Percentage of Annual Base Salary	Target Annual LTI Opportunity/ Percentage of Annual Base Salary	Sign-On Equity Award
James P. Tippit	December 9, 2019	$375,000	60%	75%	10,000 Shares
Mark S. Haynie	December 9, 2019	$400,000	75%	90%	15,000 Shares
Michael Hobbs	December 9, 2019	$500,000	100%	125%	20,000 Shares